UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 24, 2014

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On October 24, 2014, Celadon Group, Inc. (the "Company") entered into a definitive Membership Interest Purchase Agreement (the "Agreement") to acquire all of the outstanding interests of A&S Services Group, LLC ("A&S") from the holders of such interests. Under the Agreement, the Company paid $55 million and assumed $31.8 million of indebtedness in connection with operating leases, which will be capitalized and recorded on the Company's balance sheet.

The Agreement contains customary representations, warranties, covenants, and indemnification provisions. At closing, $2.75 million of the closing cash consideration was placed in escrow to secure A&S’s indemnification obligations to the Company. The acquisition was funded through the Company's existing credit facility.

The foregoing descriptions of the Agreement and the acquisition of A&S do not purport to be complete and are qualified in their entirety by reference to the Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the three months ended December 31, 2014.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

The disclosure contained in Item 1.01 above is incorporated herein by reference. Such description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the three months ended December 31, 2014.

Item 2.02                      Results of Operations and Financial Condition.

The Company issued a press release on October 29, 2014, announcing its financial and operating results for the three months ended September 30, 2014, the first fiscal quarter of the Company's fiscal year ending June 30, 2015. A copy of the press release is attached to this report as Exhibit 99.1.

Item 7.01                      Regulation FD Disclosure.

The Company issued a press release on October 27, 2014, announcing the acquisition of A&S. A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated by reference herein.

Item 8.01                      Other Events.

The Company's press release on October 29, 2014, also announced that the Company's Board of Directors declared a cash dividend of $0.02 per share of common stock.  The dividend is payable to the Company's shareholders of record as of January 9, 2015, and is expected to be paid on January 23, 2015.  A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
99.1
Celadon Group, Inc. press release announcing financial and operating results for the three months ended September 30, 2014, the first fiscal quarter of the Company's fiscal year ending June 30, 2015, and quarterly dividend.

	99.2	Celadon Group, Inc. press release announcing acquisition of A&S Services Group, LLC.

The information contained in this report (Items 2.02, 7.01, and 9.01) and the exhibits hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibits hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the second-to-last paragraph of the press release attached as Exhibit 99.1 and the last paragraph of the press release attached as Exhibit 99.2, and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: October 30, 2014	By:	/s/ Bobby Peavler
Bobby Peavler
Principal Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1
Celadon Group, Inc. press release announcing financial and operating results for the three months ended September 30, 2014, the first fiscal quarter of the Company's fiscal year ending June 30, 2015, and quarterly dividend.

99.2	Celadon Group, Inc. press release announcing acquisition of A&S Services Group, LLC.